UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                  CURENT REPORT

     Pursuant  to  Section  13  OR  15(d) of the Securities Exchange Act of 1934

                                January 24, 2005
                Date of Report (Date of earliest reported event)

                          Sentry Technology Corporation
             (Exact name of registrant as specified in its chapter)

    Delaware                    1-12727                 96-11-3349733
(State  or  other             (Commission              (IRS  Employer
jurisdiction  of              File  Number)         Identification number)
incorporation)

  1881  Lakeland  Avenue,  Ronkonkoma,  New  York                 11779
  (Address  of  principal  executive  offices)                 (Zip  Code)

                                  631-232-2100
              Registrant's telephone number, including area code


                                      None
         (Former name or former address, if changed since last report )


                 INFORMATION  TO  BE  INCLUDED  IN  THE  REPORT

Item  1.02     Termination  of  a  Material  Definitive  Agreement

(a)(1) Lowe's Home Centers, the Company's largest customer, terminated its CCTV equipment maintenance agreement with the Company on January 21, 2005.

(a)(2) The Lowe's maintenance agreement was approximately $850,000 of Sentry's total revenue in 2004.

(a)(3) Lowe's Home Centers has selected one of the Company's competitors as the single vendor to service CCTV equipment installed in its stores. Sentry expects to continue as a Lowe's supplier, selling its SentryVision SmartTrack traveling camera system.

(a)(4) No material early termination penalties were incurred by the registrant.

A copy of the Company's News Release issued on January 24, 2005 is filed as an exhibit to this report and is incorporated in this report by reference.


Item  7.     Financial  Statements  and  Exhibits.

Exhibit  99.1          Company  News  Release  dated  January  24,  2005.


Item  8.01     Other  Items.

On January 24, 2005, the Company issued a News release announcing a change in the name of three of its wholly owned subsidiaries. A copy of the News release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Sentry  Technology  Corporation

Date:  1/24/05                            /s/ Peter J. Mundy
--------------                          -----------------------------------
                                          Peter  J.  Mundy,  VP  and  CFO





EXHIBIT  INDEX

99.1     Company  News  Release  dated  January  24,  2005.


                               [GRAPHIC  OMITED]


                               [GRAPHIC  OMITED]


                         News  Release



FOR  IMMEDIATE  RELEASE                    CONTACT:     Peter  Murdoch
-----------------------                                 President  &  CEO
                                                        (631)  739-2000


       ID SYSTEMS & KNOGO NORTH AMERICA CHANGE NAMES TO SENTRY TECHNOLOGY

     RONKONKOMA, January 24, 2005 -- Sentry Technology Corporation (OTC Bulletin
Board: SKVY) announced today the change in the name of three of its wholly owned subsidiaries, ID Systems USA Inc., ID Security Systems Canada Inc. and Knogo North America Inc., to Sentry Technology USA Inc., Sentry Technology Canada Inc. and Sentry Technology Corporation, respectively. As part of an ongoing effort to consolidate operations and to better focus market presence, all ID Systems, Knogo and Sentry product lines will be sold under the Sentry Technology name and corporate logo.

"Following the acquisition of the ID Systems group by Sentry Technology Corporation in 2004, sales representatives have been trained on the product lines of all companies," said Peter L. Murdoch, President and CEO of Sentry Technology Corporation. "We have chosen Sentry Technology as the single trade name to grow the combined businesses and believe we can build better market recognition by concentrating on a single brand strategy."

In other business, Lowe's Home Centers, Sentry's largest customer, has selected one of the Company's competitors as the single vendor to service CCTV equipment installed in its stores. Sentry expects to continue as a Lowe's supplier, selling its SentryVision SmartTrack traveling camera system. The Lowe's maintenance agreement was approximately $850,000 of Sentry's total revenue in 2004.

Sentry Technology Corporation designs, manufactures, sells and installs a complete line of Radio Frequency (RF) and Electro-Magnetic (EM) EAS systems and Closed Circuit Television (CCTV) solutions. The CCTV product line features the proprietary SentryVision SmartTrack patented traveling Surveillance System. The Company's products are used by retailers to deter shoplifting and internal theft and by industrial and institutional customers to protect assets and people. The Company's acquisition of ID Systems expands the Company's product offering to include proximity Access Control and Radio Frequency Identification (RFID) solutions. For further information, please visit our website at www.sentrytechnology.com.

                                      # # #

     This press release may include information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include those matters disclosed in the Company's Securities and Exchange Commission filings.